UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 2, 2015
RenaissanceRe Holdings Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-014-1974
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Renaissance House 12 Crow Lane Pembroke, HM19 Bermuda (Address of principal executive office) (441) 295-4513 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

RenaissanceRe Holdings Ltd. (“RenaissanceRe”) today announced that its Chief Executive Officer, Kevin J. O’Donnell, has adopted a pre-arranged stock trading plan in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934 (“Rule 10b5-1”) and RenaissanceRe’s policies. Mr. O’Donnell adopted the plan for the purpose of selling limited amounts of his RenaissanceRe equity holdings to support prudent asset diversification and liquidity; to seek to minimize market impact; and to avoid any concerns about the timing of the transactions.

Rule 10b5-1 permits corporate officers and directors to adopt written, pre-arranged stock trading plans when they do not have material, non-public information, through which they can divest securities over an extended period of time and avoid concerns about whether they had material, non-public information when they sold their stock. Any transactions pursuant to Mr. O’Donnell’s plan will be reported through Form 4 filings and Form 144 filings with the Securities and Exchange Commission (the “SEC”), if applicable.

The plan established for Mr. O’Donnell contemplates the sale, over time, of up to 12,000 fully vested common shares of RenaissanceRe and the exercise of 123,714 fully vested options to purchase common shares of RenaissanceRe and sale of the underlying shares, leaving him with a significant ongoing stake in the Company.  Transactions under the plan would commence no earlier than September 1, 2015, following RenaissanceRe’s release of financial information and quarterly filings with the SEC with respect to each of the first and second quarters of 2015.  In accordance with Rule 10b5-1, Mr. O’Donnell will have no discretion over transactions under the plan.

Mr. O’Donnell’s current equity position in RenaissanceRe substantially exceeds RenaissanceRe’s Share Ownership Guidelines, which require that he hold a level of equity at least equal to 7.5 times his annual base salary.  Assuming the sale of all the shares in his plan, Mr. O’Donnell would continue to hold equity in excess of 25 times his 2015 salary.

Cautionary Statement Regarding Forward Looking Statements

Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this Report may contain certain information about the Company’s future business prospects.  These statements may be considered “forward-looking.”  These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements.  For further information regarding cautionary statements and factors affecting future results, please refer to ReniassanceRe Holdings Ltd.’s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on From 10-K and Quarterly Reports on Form 10-Q.

SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
RENAISSANCERE HOLDINGS LTD.

Date:	March 10, 2015	By:	/s/ Stephen H. Weinstein
Name: Stephen H. Weinstein
Title: Senior Vice President, General Counsel & Corporate Secretary